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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  JUNE 5, 2006

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-2
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         DELAWARE                     333-113336-02             APPLIED FOR
-----------------------------         -------------          -------------------
(State or other jurisdiction           (Commission           (I.R.S. employer
      of incorporation)                file number)          identification no.)

 800  BOYLSTON STREET, 34TH FLOOR, BOSTON MA
             NEW YORK, NEW YORK                                 02199-8157
 --------------------------------------------             ----------------------
   (Address of principal executive offices)                     (ZIP Code)

        Registrant's telephone number, including area code (800) 895-4283
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

         The consolidated financial statements of The Education Resources Institute, Inc. ("TERI") as of and for the years ended June 30, 2003, June 30, 2004 and June 30, 2005, prepared in accordance with accounting principles generally accepted in the United States of America, included in the prospectus supplement dated June 5, 2006 of The National Collegiate Student Loan Trust 2006-2 have been incorporated therein in reliance on the reports of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as an expert in accounting and auditing.

ITEM 9.01  --  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.         Description
-----------         -----------
23.1                Consent of PricewaterhouseCoopers LLP, Independent
                    Registered Accounting Firm of TERI


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE NATIONAL COLLEGIATE
                                   STUDENT LOAN TRUST 2006-2

                                   By: GATE HOLDINGS, INC., OWNER

                                   By: /s/ Donald R. Peck
                                       ----------------------------------------
                                       Name:  Donald R. Peck
                                       Title: Treasurer




Date: June 5, 2006